SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       DATE OF REPORT (Date of earliest event reported):  July 1, 1996




                                  AMBAR, INC.
             (Exact name of registrant as specified in its charter)




             DELAWARE                    0-19679             72-0900435
       (State of incorporation)   (Commission File No.)    (IRS Employer
                                                         Identification No.)


                  221 Rue de Jean, Lafayette, Louisiana 70508
              (Address of principal executive offices - zip code)



      Registrant's  telephone  number, including area code:  (318) 237-5300


      Item 1.  Changes in Control of Registrant.

               (a) On July 2, 1996, the Registrant issued the following press release:

               FOR IMMEDIATE RELEASE
                                                Contact:     Barry N. Huntsman
               Tuesday, July 2, 1996                            (318) 237-5300

                         AMBAR ANNOUNCES AGREEMENT TO BE ACQUIRED
                     BY THE BEACON GROUP ENERGY INVESTMENT FUND, L.P.

                    LAFAYETTE, LA., July 1, 1996  --  AMBAR,  Inc. (NASDAQ:
               AMBR) announced today that it has executed a definite agreement with The Beacon Group Energy Investment Fund, L.P. for the acquisition of all of its common shares.

                    Under  the  agreement, an affiliate of the Beacon  fund
               will commence a tender offer for all of AMBAR's shares at a price of $18 per share. Following the successful completion of the tender offer, the remaining shares will be acquired at the same price through a merger with the Beacon affiliate.

                    In  connection  with  the merger agreement, Beacon  has
               also entered into an agreement to purchase the 51% of AMBAR's shares currently owned by Randolph M. Moity, the company's Chairman, President and Chief Executive Officer and the 6% of AMBAR's shares owned by Kenneth J. Boutte, an AMBAR director.

                    AMBAR's  Board of Directors  has  approved  the  tender
               offer, merger and stock purchase agreements and has recommended that AMBAR's stockholders accept the tender offer. The Board has received the opinion of Raymond James & Associates, Inc. that the transaction is fair, from a financial point of view, to the company's stockholders. The tender offer and merger are subject to various conditions, including that at least 90% of the company's outstanding shares be tendered.

                    Mr. Moity noted that "This acquisition  provides a very
               attractive cash price to our stockholders and recognizes the value we at AMBAR have created. The Board of Directors of the company is pleased to recommend unanimously the transaction to the company's stockholders."

                    AMBAR designs,  blends  and  markets certain fluids and
               chemicals, and provides environmental services, primarily along the Louisiana and Texas Gulf Coast.

                    The Beacon Group Energy Investment Fund, L.P. is a $658
               million equity limited partnership focused on strategic investments in the energy industry. It is affiliated with The Beacon Group, a private investment partnership in New York, which is also engaged in non-energy investments through this Focus Value Fund and provides strategic advisory services to public and private companies.

                    (b) On July 9, 1996, the Registrant filed with the Commission and mailed to its stockholders a Solicitation/Recommendation Statement on Schedule 14D-9 describing the material terms of the proposed transaction and the recommendation of the Board of Directors of the Registrant. The Schedule 14D-9 is incorporated by reference herein.

     Items 2-6.  Not applicable.

     Item 7.   Financial Statements and Exhibits

               Financial Statements.

                 Not Applicable.


               Exhibits.

               20             Solicitation/Recommendation    Statement   on
                              Schedule 14D-9. (Incorporated by reference to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission on July 9, 1996).

               99.1 Agreement and Plan of Merger dated as of July 1, 1996 among AMBAR, Inc., AI Partners L.P. and AI Acquisition Corp. (Incorporated by
                              reference        to       the       Company's
                              Solicitation/Recommendation    Statement   on
                              Schedule 14D-9 filed with the Commission on July 9, 1996).


                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMBAR, INC.



                                        By:  /s/Barry N. Huntsman
                                             ________________________________
                                             Barry N. Huntsman
                                             Treasurer and Chief Financial
                                             Officer


Date:  July 16, 1996

                               EXHIBIT INDEX


    Exhibit No.                     Description

         20 Solicitation/Recommendation Statement on Schedule 14D-9. (Incorporated by reference to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission on July 9, 1996).

         99.1 Agreement and Plan of Merger dated as of July 1, 1996 among AMBAR, Inc., AI Partners L.P. and AI Acquisition Corp. (Incorporated by reference to the Company's Solicitation/Recommendation Statement on Schedule 14D-9 filed with the Commission on July 9, 1996).